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                                                                     EXHIBIT 4.5

SAG

COMMON STOCK                                COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE
IN RIDGEFIELD PARK, NJ OR NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 786632 10 9

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                      IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

Sage, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned vt the transfer agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY                     PRESIDENT

COUNTERSIGNED AND REGISTERED:
CHASEMELLION SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE


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BACK

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
     survivorship and not as tenants
     in common

UNIF GIFT MIN ACT - .........................
Custodian.........................
                            (Cust)                        (Minor)
     under Uniform Gifts to Minors Act
 .........................................
                                                  (State)

UNIF TRF MIN ACT - ................. Custodian (until age ................)
                       (Cust)

     ............................ under Uniform Transfers
           (Minor)

to Minors Act ..............................................
                                  (State)

Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.